Exhibit 32.1

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Idan Maimon, hereby certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. This Quarterly Report on Form 10-Q (the “Report”) of Intellisense Solutions Inc. (the “Company”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Idan Maimon
Idan Maimon
Chief Executive Officer
(Principal Executive Officer)
Date:	November 14, 2019

Exhibit 32.2

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Oded Gilboa, hereby certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. This Quarterly Report on Form 10-Q (the “Report”) of Intellisense Solutions Inc. (the “Company”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Oded Gilboa
Oded Gilboa
Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)
Date:	November 14, 2019